CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the President of The Advisors’ Inner Circle Fund II (the “Fund”), with respect to the Fund’s Form N-CSR for the period ended October 31, 2018 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: January 8, 2019

/s/ Michael Beattie
Michael Beattie, President

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Treasurer, Controller and Chief Financial Officer of The Advisors’ Inner Circle Fund II (the “Fund”), with respect to the Fund’s Form N-CSR for the period ended October 31, 2018 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: January 8, 2019

/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, & Chief Financial Officer